Par Pharmaceutical Companies, Inc.

(NYSE: PRX)

Analyst Day

December 3, 2009

Forward-Looking Statements

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent any statements made in this presentation contain information that is not historical, these statements are essentially forward-looking and, as such, are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond the control of the Company, which could cause actual results and outcomes to differ materially from those expressed herein. Risk factors that might affect such forward-looking statements include those set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, in other of the Company’s filings with the SEC from time to time, including Current Reports on Form 8-K, and on general industry and economic conditions. Any forward-looking statements included in this presentation are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

Patrick G. LePore :

Chairman, Chief Executive Officer and President

Agenda

- **Introduction - Patrick G. LePore**
  Chairman, Chief Executive Officer, and President
- **Generics Business Overview - Paul V. Campanelli**
  Executive Vice President and President, Par Pharmaceutical
- **Q&A Session #1**
- **Short Break**
- **Strativa Pharmaceuticals Overview - John A. MacPhee**
  Executive Vice President and President, Strativa Pharmaceuticals
- **Q&A Session #2**
- **Finance Review - Lawrence A. Kenyon**
  Executive Vice President, Chief Financial Officer
- **Q&A Session #3**
- **Summary and Perspectives – Patrick G. LePore**
  Chairman, Chief Executive Officer and President
- **Q&A Session #4 – Complete Management Team**
- **Facility Tour**

Today's Take-Aways

- Par is well-positioned to drive a significant increase in shareholder value over the next several years
- Two complementary businesses to provide growth and sustainability
  - Strativa has come of age
  - Continued strong performance of Par Pharmaceutical
- Strong commercialization and operational excellence
- Dependable, high quality manufacturing
- Significant cash generation
- Prudent strategic investment across both businesses
- Focused and cohesive management team of proven pharmaceutical executives



Our Mission

To play an important role in the healthcare system by developing, marketing and distributing safe, innovative and cost-effective pharmaceuticals that help to improve the quality of life of patients

- **What we stand for:**
  - Uncompromised quality for patients and reliability for customers
  - Highly entrepreneurial product development
  - Partner of choice for high-value generics and authorized generics
  - Preferred partner for marketed and late-stage products
  - Commercialization excellence

One Company, Two Growth Engines

strativa PHARMACEUTICALS

- Supportive care leader with three marketed products
- Two product launches in 2010
- Demonstrated launch and commercialization capabilities
- Significant business development capabilities fully deployed
- Consistent revenue growth since its founding in 2005

PAR PHARMACEUTICAL

- High-value FTF, FTM, and PIV near-term product pipeline
- Strong commercialization track record
- Dominant market shares
- Ability to maximize product life-cycle value
- Highly regarded business development expertise
- Managed to maximize profitability



2009 State of the Business Update

Primary Drivers of 2009 Success:

Par

- Metoprolol
- Sumatriptan
- Meclizine
- Clonidine
- Tramadol ER
- Strength of Base Business
- Favorable Plant Efficiency
- Dependable, High Quality Manufacturing

Strativa

- Acquisition and Launch of Nascobal®
- Megace® ES Stabilization
- Progress on Oravig™ and Zuplenz ™
- Sales Force Expansion

Corporate

- Realigned Management Team
- Restructuring Success
- Proactive Investor Relations Strategy

Our Core Strategy



Funding
Capital Allocation & Financial Management
Entrepreneurial Business Development
Intelligent Product Selection
Commercialization Excellence
Operational Effectiveness
PAR PHARMACEUTICAL
strativa PHARMACEUTICALS
Core Competencies
Primary Growth Drivers

Paul Campanelli:

President, Par Pharmaceutical

Agenda: Par Pharmaceutical

- Introduction of the team
- Sustainability
- Par Pharmaceutical Today
- Intelligent Product Selection
- Entrepreneurial Business Development
- Commercialization Excellence
- Operational Excellence
- Summary
- What to look for in 2010-2012 and beyond



Four Cornerstones to Sustainability and Growth

Commercialization Excellence

Sales and Marketing

Leading Market Shares

Exceptional Product Launches

Strong Trade Presence

Intelligent Product Selection

R&D Capabilities

Focused and Efficient Team

Diverse Skill Sets

Appropriate Investment Levels

Entrepreneurial Business Development

BD & Licensing

Product Selection

Acquisitions

In-licensing

Operational Effectiveness

Compliance

QA/QC

Manufacturing



Current State of the Business

- **Nine months net sales of approximately $840M**
  - Ranked No 5 by Sales*
- **Portfolio includes ~50 product families and ~180 SKUs**
- **We have 12 confirmed FTF and 2 FTM opportunities**
- **Investing approximately 40% of operating expenses into R&D/BD**
- **Ongoing significant investment in Quality Assurance**
- **High quality dependable manufacturer**

** Source: IMS*



Intelligent Product Selection

- **Our strategy**
  - Focus on First to File and First to Market Opportunities
  - High barrier to entry products
    - Less competition up front
    - Longer revenue tails later on
- **Our resources**
  - Business Development
  - Regulatory Affairs
  - Product Management
  - Legal
  - R&D

Intelligent Product Selection


Brand Values
$100M-$400M
Combination Therapies
Amlodipine - Benazepril
Amlodipine - Valsartan
Modified Release
Fluvastatin
Technology Barriers
Clonidine
Tramadol ER
API Challenges
Dronabinol
DHA
Selection Criteria



Product Case Studies: Tramadol ER and Nateglinide

Tramadol ER: What Made Par Successful?

- Judgment entered in favor of Par on invalidity on 8/14/09
- Concerted efforts to achieve TA within 30 months, maintaining exclusivity status
- Difficult to manufacture: fewer competitors
- Internally developed
- Achieved successful launch on 11/13/09

Nateglinide: What Made Par Successful?

- Maintained FTF status, exclusivity
- Successful reaction to change in market landscape
  - Better regulatory assumptions than competitors
  - Able to capitalize when others did not enter the market on time
  - Strategic allocation across customer base
  - Able to increase manufacturing capabilities to satisfy additional demand
- TA within 30 months of file acceptance date
- As a result, gained substantial market share



Entrepreneurial BD: Sustaining the Growth

Internal Capabilities

Capsules
Tablets
Oral Suspensions
Nasal Sprays
CII Narcotics
Solvent Capabilities

Par Pipeline Investment Dollars

Business Development

Partnerships:
Patches
Injectables
Gels
Authorized Generics



Key Pipeline Opportunities

Products	Brand	Strengths	Brand Value*	Partner	FTF
				(MAT LTM 9/30/09)	
Amlodipine /Benazepril Caps[1]	Lotrel®	5/40 & 10/40 mg	$377,000		✓
Amlodipine/Valsartan	Exforge®	5/160, 10/160 & 10/230 mg	$257,000		✓
Diazepam Rectal Gel[1]	Diastat®	All	$90,000	✓	✓
Fluvastatin Sod. ER Tabs	Lescol XL®	80 mg	$111,000		✓
Omega 3 Softgel Cap	Lovaza®	1 gram	$703,000	✓	✓
Omeprazole Sod. Bicar. Caps & Oral Susp.	Zegerid® caps / Zegerid OS®	20 & 40mg	$213,000		✓
Oxaliplatin Injection	Eloxatin®	50 & 100 mg vials	$1,322,000	✓	✓
Propafenone HCL ER Caps[1]	Rythmol SR®	225, 325 & 425 mg	$123,000		✓
Rosuvastatin Tabs	Crestor®	5, 10, 20 & 40 mg	$2,794,000		✓
Sumatriptan/Naproxen	Treximet®	85/500 mg	$109,000		✓
Travaprost Z Opthalmic Solution	Travatan® Z	0.004% solution	$217,000	✓	✓

Total brand value: $6.3B

*1: Date Certain launch, * Numbers in thousands*



Additional BD/R&D Opportunities

Beyond our disclosed pipeline:

- **In-Process or Contracted Products (undisclosed)**
  - Internal: 6 products selected for development
    - 6 potential FTF
  - External: 10 products under contract
    - 7 potential FTF
- **Over 20 products under evaluation**
- **M&A support and due diligence**
- **Select product acquisitions**
- **P-IV development deals**
- **Sumatriptan-like deals**



Patent Challenges: Industry Leading Success

Company	Success Rate*
Barr	91%
Par	88%
Sandoz	87%
Impax	85%
Watson	82%
Teva	72%
Mylan	65%
Ranbaxy	56%
Dr. Reddy's	42%
Apotex	35%

Providing Pipeline Visibility

- Lotrel® Tablets
- Rythmol® SR Tablets
- Risperdal® ODT
- Diastat® Gel
- Imitrex® Injection
- Tramadol® ER

**Source: RBC Capital reports*

Summary: Building the Pipeline of the Future

Total ANDAs Filed	Total P-IVs Filed	Total Confirmed FTF	Potential FTM	Future Development Products Targeting P-IV
27	18	12	2*	13 of 16

**Excludes AGs under contract*



Commercialization Excellence

- **Reputation for high quality**
- **Dependable supplier with trade service levels >97%**
- **Dominant market shares in key products**
- **Ability to maximize IP value using a broad array of options**
  - Launch
  - Settlements
  - Divestiture

Recent Par Launches

Products	Generic MS%*
Alprazolam ODT	100%
Meclizine	100%
Clonidine	90%
Metoprolol Succinate	78%
Nateglinide	76%
Sumatriptan	64%
Tramadol ER	52%[1]

** Source: IMS NPA Data, [1]Internal Estimates*



A Sustainable Base Business

- **Base Business**
  - "Other" Category
  - Increased profitability with price stability
  - Mix constantly changes
  - Product additions
  - Portfolio optimization: Culled for most profitable products
  - Gaining market share by being a dependable manufacturer
  - Improved plant utilization

- **High barrier to entry builds longer revenue tails**
  - Clonidine: Patch technology
  - Dronabinol: CII narcotic
  - Sumatriptan: Citizens Petition/Device
  - Tramadol ER: Difficult to manufacture

Operational Excellence: Par's Keys to Success

- **Significant investment in QA/QC**
- **Process Flexibility**
  - Capability for both solvent and aqueous processing allowing maximum flexibility in formulating especially for sustained release products
- **Responsiveness**
  - Strong Coordination Between Production, Supply Chain and Sales & Marketing
  - Consistent contact with Sales & Marketing enables direct communication of customer needs and market opportunities
  - Nimble, customer focused Production and Supply Chain organizations respond to changing demands in real time

Summary: Strategic Focus in Action

- **Intelligent product selection:**
  - – Strong pipeline of high barrier-to-entry FTF, FTM P-IV products with BV totaling $6.3 billion
- **Entrepreneurial business development:**
  - – Experienced team with successful partnering track record
- **Commercialization excellence:**
  - – Impressive commercialization track record and reputation as high quality, dependable supplier
- **Operational effectiveness:**
  - – Key resources in place and division restructured to deliver sustained profitability and cash flow



Par Pharmaceutical: What to Look For in 2010-2012 and Beyond

2010 to 2012

Organic Growth Drivers:

- Key products continue to add value
- 5-7 ANDAs per year
- Date certain launches
- Continue to improve upon the sustainability of our base business
  - Longer revenue tails
  - Optimize portfolio

- **Upside opportunities include:**
  - Authorized generics
  - Business development
  - Potential acquisition activity

Beyond 2012

- Continuous investment to support at least 5-7 ANDAs per year
- Successful execution of current and future pipelines
- Continue to improve upon the quality and sustainability of our base business
- Business Development opportunities
- Potential acquisition activity

Q&A

Break

John A. MacPhee:

President, Strativa Pharmaceuticals

Agenda

- Introduction of the team
- Strategic Focus
- Strativa Today
- Intelligent Product Selection
- Entrepreneurial Business Development
- Commercialization Excellence, including Product Reviews
- Operational Excellence
- What to look for in 2010-2012 and beyond

Four Cornerstones to Sustainability

Strativa excels at finding, enhancing and bringing to market prescription drugs that improve patient care

Intelligent Product Selection

Entrepreneurial Business Development

Commercial Excellence

Operational Effectiveness

Strativa Today

- **Organic growth platform with Nascobal and 2010 launches of Zuplenz and Oravig**
  - Multiple growth drivers
  - Diversifies Strativa
- **Solid foundation with Megace ES, Nascobal & AndroGel**
- **Intellectual property protection for all products**
- **Experienced commercial team**
- **Fertile business development environment for licenses and acquisitions**



Strativa Net Sales ($M)
$30
$25
$20
$15
$10
$5
$0
Q408
Q109
Q209
Q309
2010
Oravig
Zuplenz
&
Nascobal
AndroGel
Megace ES
Megace ES
AndroGel
Nascobal



Intelligent Product Selection

- Product selection criteria:
  - Patient-centric innovations
  - Promotion sensitive products with significant growth potential
  - Relatively lower risk development programs
    - Late stage ICEs and NCEs (Phase III or Phase III ready)
    - New formulations or delivery systems
    - Established markets with concentrated prescriber bases
  - Focus upon products with $50 to $150M+ in sales potential
- Why we succeed:
  - Rigorous commercial assessment and due diligence processes
  - Ability to leverage Generics Division capabilities
  - Quick decision making
  - Track record as an established, good partner

Intelligent Product Selection: Nascobal Nasal Spray

Nascobal Nasal Spray:

- Only once-weekly Rx vitamin B12 alternative to monthly injections
- Owned by small pharmaceutical company, QOL Medical
- Annualizing at ~$7M in net sales with little promotion
- Recognizing significant growth potential, Strativa acquired Nascobal in April 2009 for $54.5M in cash
- Strativa launched Nascobal in June 2009 and by October doubled sales
- Nascobal remains on growth trajectory

Nascobal RXs (4 week moving average)*



Launch
~$15M in annualized net sales & growing
~$7M in annual net sales
1600
1400
1200
1000
800
600
400
200
0
1/2
1/23
2/13
3/6
3/27
4/17
5/8
5/29
6/19
7/10
7/31
8/21
9/11
10/2
10/23
TRx Volume
NRx Volume

*IMS weekly prescription data

Nascobal is indicated for the maintenance of normal hematologic status in pernicious anemia patients who are in remission following intramuscular vitamin B12 therapy and who have no nervous system involvement. Nascobal Nasal Spray is also indicated as a supplement for other vitamin B12 deficiencies. See prescribing information for details.



Entrepreneurial Business Development: Building the Future

- Strativa, through licensing and acquisition:
  - Finds, enhances and brings to market products that apply innovative technologies, reformulation techniques and delivery systems to proven and new molecules resulting in improved medications for specific patient populations
- Near-term objective
  - License or acquire late stage assets and marketed products that leverage and extend the Supportive Care franchise
- Longer-term growth objective
  - Expand into new therapeutic platforms, potentially through acquisition of a company or a product franchise
- The Business Development environment is favorable
  - Continued financial pressure on Biotech and Pharma development companies
    - Assets and companies available
    - Development companies seeking commercial partnerships
  - Industry consolidation creates availability of assets



Entrepreneurial Business Development
Pipeline Review: Zuplenz (ondansetron) oral soluble film

Product Description

- Oral soluble film strip containing ondansetron, the most prescribed anti-emetic
- 4 mg and 8 mg (individually foil packaged)
- Dissolves quickly without the need to swallow a pill or take with water
- Remains in place until dissolved

Proposed Indication

- Prevention of chemotherapy- and radiation-induced nausea and vomiting (CINV and RINV, respectively) and post-operative nausea and vomiting (PONV)

Pharmacokinetic Studies

- 3 pharmacokinetic studies comparing bioequivalence to Zofran ODT

Value Proposition

- Zuplenz is a rapidly dissolving film strip formulation of ondansetron that is easy to take for patients who have difficulty with currently available treatment options

Regulatory Status

- NDA under review by FDA; Q1 2010 Action date



CINV, RINV and PONV are a significant health issue

- **Nausea and vomiting are highly prevalent (CINV can be over 90% for some compounds[1], RINV up to 80%[2], and PONV up to 30%[3]) and greatly distressing outcomes of chemotherapy, radiotherapy, and surgery**
  - **CINV is consistently reported as the most unpleasant and distressing aspect of chemotherapy and may cause patients to delay or refuse potentially curative therapy[4]**
  - **PONV can cause significant morbidity and is one of the main causes of rehospitalization following discharge from surgery[5]**
- **The antiemetic ondansetron has been shown to effectively and safely prevent and treat nausea and vomiting associated with chemotherapy, radiotherapy, and surgery and is a mainstay of treatment guidelines for these conditions[6]**
- **Yet, challenges remain for some patient types, such as those with active symptoms or who have difficulty swallowing pills[7]**

1. Jris et al (2006) J Clin Oncol 24:2932-2947
2. Feyer et al (2005) 13:122-128
3. Watcha and White (1992) 77:162-184
4. Griffin et al (1996) 7:189-195
5. Gold et al (1989) JAMA 262:3008-3010
6. Zofran prescribing information.
7. Carnaby-Mann and Crary (2005) Arch Otolaryngol Head Neck Surg 131:970-975

36



Product Features Should Drive Adoption of Zuplenz

Physicians highlighted product features that would drive adoption of Zuplenz

Target Product Profile	Zuplenz	Comment
Fast dissolution	✓	Dissolves in about 10 seconds
Ease of use in patients with trouble swallowing	✓	Delivers ondansetron in a quick-dissolving film strip
Taken with or without water	✓	
Provides proven efficacy and safety of ondansetron	✓	
Equivalent dosing options to Zofran	✓	Available in 4mg and 8mg film strips
Able to administer in a variety of settings	✓	Home, office, car, in-patient, etc.
Convenient packaging	✓	Small, discreet

Zuplenz is the first and only anti-emetic available in an orally dissolving film strip

Zuplenz Message Testing conducted with 34 HCPs including Hematologists/Oncologists, PCPs, Obstetrics/Gynecologists, Registered Nurses/Nurse Practitioners in November 2009 by Saggese & Associates, LLC.

Zuplenz (ondansetron) oral soluble film

Ondanestron Molecule Oral Solids (Thousands of Prescriptions)



6,000
5,000
4,000
3,000
2,000
1,000
0

	MAT 9/04	MAT 9/05	MAT 9/06	MAT 9/07	MAT 9/08	MAT 6/09
ODT TRx*	420	546	683	892	1,378	2,163
ODT growth		30%	25%	31%	54%	57%
Tablet TRx*	1,056	1,109	1,193	1,483	2,103	2,896
Tablet growth		5%	8%	24%	42%	38%

Zuplenz:

- Action date 1Q 2010
- Large & fast growing market. Strong growth expected to continue.
- To be priced at a modest premium to co-pay to facilitate 3rd tier formulary coverage
- Potential of Zuplenz:
  - 5-7% of oral solid anti-emetic market (CINV, RINV, PONV)
  - Approx. $70M in peak annual net sales (4 to 5 years)

Additional opportunity exists for Zuplenz to replace CINV, RINV & PONV RXs from:

- Compazine (prochlorperazine)
- Phenergan (promethazine)
- Reglan (metoclopramide)

These products represent additional millions of RXs

** IMS NPA Audit*



Entrepreneurial Business Development
Pipeline Review: Oravig (miconazole) muco-adhesive tablets

Product Description

- Once-daily muco-adhesive tablet that is applied to the upper gum providing an extended local release of miconazole (active ingredient) at the site of infection - the oral cavity and pharynx

Proposed Indication

- Treatment of Oropharyngeal Candidiasis (OPC) in adults

3 Clinical Studies

- 2 studies in an HIV/AIDS population; 1 study in head & neck cancer patients

Value Proposition

- Only once-daily local treatment
- Comparable efficacy to 5x per day Mycelex Troche
- Only oral miconazole

Regulatory Status

- NDA under review by FDA; Q2 2010 Action date





OPC occurs in a diverse spectrum of patients

HIV patients[1,2]	12-20%	· Most common oral lesion in HIV-infected patients; recurs frequently · Untreated OPC can contribute significantly to morbidity in these patients
Asthma patients[3,4]	0%-77%	· Variations in incidence due to differences across diagnostic criteria · Corticosteroid use may lead to decreased local immunity and increased salivary glucose levels
Cancer patients[5,6]	30%-70%	· Most common fungal infection in cancer patients · Occurrence favored by chemotherapy- or radiation-induced xerostomia and mucositis
Elderly patients[7,8]	33%-37%*	· Risk factors for elderly hospitalized patients include poor oral hygiene, denture wearing, malnutrition, comorbid conditions
Denture wearers[9,10]	Up to 65%	· Predisposing factor for OPC, acrylic in dental prostheses acts as a reservoir for yeasts · Ill-fitting/poorly cleaned dentures associated with chronic atrophic candidiasis and angular chelitis
Diabetes patients[11,12]	18%-80%	· Predisposition to OPC due to poor glycemic control, use of immunosuppressants/antibiotics, microvascular degeneration in capillaries, and intravenous hyperalimentation
Infants/children[13-15]	0.01%-37%	· More frequent among older children (6-12 years) · Particularly common in HIV-infected children (up to 72%)

Additional patient populations at risk for OPC include patients with hyposalivation, Sjörgen's syndrome, transplant recipients and depression.[16-19]

1. Coogan MM, et al. *Bull World Health Organ.* 2005;83:700-706. 2. Pienaar ED, et al. *Cochrane Database Syst Rev.* 2006;CD003940.3. Vogel H, et al. *Pneumologie* 1995;9:559-560. 4. Williamson IJ, et al. *Eur Respir J.* 1995;8:590-592. 5. Clarkson JE, et al. *Cochraine Syst Rev.* 2004;CD001972. 6. Sonis ST, et al. *Cancer.* 2004;100:1995-2025. 7. Tosello A, et al. *Odontostomatol Trop.* 2008;1:43-48. 8. Meurman JH, et al. *Gerodontology.* 2006;23:3-16. 9. Palliaud E, et al. *Br J Nutr.* 2004;92:861-867. 10. Appleton SS. *J Calif Dent Assoc.* 2000;28:942-948. 11. . Soysa NS, et al. *Diabetic Med.* 2005;23:455-459. 12. Taylor GW. *Ann Periodontol.* 2001;6:99-112. 13. Rioboo-Crespo, et al. *Med Oral Patol Oral Cir Bucal.* 2005;10:376-387. 14. Fotos et al. *Dent Clin N Am.*1992;36:857-878. 15. Katz MH, et al. *Am J Dis Child.* 1993;147:45-48. 16, Navazesh M, et al. *Oral Surg Oral Med Oral Phathol Oral Radiol Endod.* 1995;80:284-288. 17. Radfar L, et al. *Oral Surg Oral Med Oral Phathol Oral Radiol Endod.* 2003;96:283-287. 18. Dongari-Bagtzoglou A, et al. *J Dent Res* 2005;84:966-977. 19. Muzyka BC, et al. *J Am Dent Assoc* 1995;126:63-72.



OPC: Clinical Significance

- OPC symptoms may vary according to severity and include any of the following:[1,2]
  - Painful mouth
  - Burning sensation
  - Soreness
  - Xerostomia
  - Odynophagia
  - Altered taste
  - Inflammation
  - Erythema
- Patients suffering from OPC symptoms experience:[1,2]
  - Marked reduction in food and liquid consumption
  - Poor nutritional status
  - Decreased quality of life
- OPC infection, if left untreated, can become invasive or systemic and result in mortality

[1]Pankhurst CL. Clin Evid. 2009;3:1304; [2]Vazquez JA and Sobel JD. Infect Dis Clin N Am. 2002;16:793-820.



Current treatment for OPC is dominated by two local products and one systemic product

	Drug	Indication	Administration	Dosing
Local Therapies	Nystatin® (nystatin)	OPC	Liquid (swish and swallow)	4 times per day for 14 days
	Mycelex® (clotrimazole)	OPC	Troche (dissolving lozenge)	5 times per day for 14 days
Systemic Therapies	Diflucan® (fluconazole)	OPC, esophageal and vulvovaginal candidiasis Systemic fungal infections	Oral	100 mg per day for 14 days

Local agents have several drawbacks, including: [1]

- Inconvenient formulations (e.g., mouthwashes, troches)
- Frequent daily dosing (up to 5 times per day)
- Unpleasant taste

Systemic agents also have significant drawbacks, including:[1-8]

- Potential systemic adverse effects, including potential liver damage and drug-drug interactions

1. Epstein JB. *Oral Maxillofacial Surg Clin N Am.* 2003;15:91-102.
2. Epstein JB. *Oral Surg Oral Med Oral Pathol.* 1990;69:32-41.
3. Ninane J. *Eur J Clin Microbiol Infect Dis.* 1994;13:330-337.
4. Van der Bijl P, et al. *Ann Dent.* 1993;53:12-16.
5. Epstein JB. *Oral Maxillofacial Surg Clin N Am.* 2003;15:91-102.
6. Epstein JB. *Oral Surg Oral Med Oral Pathol.* 1990;69:32-41.
7. Ninane J. *Eur J Clin Microbiol Infect Dis.* 1994;13:330-337.
8. Van der Bijl P, et al. *Ann Dent.* 1993;53:12-16.

Oravig (miconazole) muco-adhesive tablets

US Prescriptions per Year for Adult OPC (000's)


Fluconazole Tabs
348
Clotrimazole Troche
439
1000
Nystatin Liquid

Oravig:

- US Action Date Q2 2010
- Established treatment market valued at ~$400M in annual sales (at $225 per RX value)
- To be priced at premium, yet priced modestly for a novel specialty product.
- Potential of Oravig:
  - 20 to 25% peak share of Adult OPC market (4-5 years)
  - Approx. $100M in peak annual sales
- Approved in EU; performing well in France
  - 18 months on market
  - 3,181 14-day units sold in July 2009
  - Annualizes to $7.6M USD at $200 per RX
  - $40M run rate when population adjusted for US

Sources: IMS NDTI and NPA audits; NPA prescriptions adjusted for Adult OPC usage per NDTI data; IMS Prescription Data Europe.



Commercialization Excellence

- **Productive and experienced sales team**
  - 164 person sales force
    - 143 sales representatives
    - 21 field-based sales management team
  - Average >8 physician calls per day per representative
- **Experienced and successful Managed Markets team**
  - 10 person team including trade relations
- **Marketing, Market Research, Sales Operations, Sales Training**
- **Medical Affairs**
- **Regulatory Affairs**
- **Compliance**
- **Alliance Management**

Megace ES (megestrol acetate) concentrated suspension


Megace ES TRXs by Quarter
Net Sales: Q209 = $17.1M, Q309 = $19.1M
60,000
50,000
40,000
30,000
20,000
10,000
0
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

- TRX growth in 2009 due to several new managed care contracts and sales force pull through
- Average selling price declining as volume increases with contracted accounts
- Expecting greater payer pressure in 2010 than in 2009
- Forward looking annual peak net sales of approximately $65M

Megace ES is indicated for the treatment of anorexia, cachexia or significant unexplained weight loss in AIDS

Nascobal (cyanocobalamin) Nasal Spray

Nascobal RXs (4 week moving average)*



1600
1400
1200
1000
800
600
400
200
0
Launch
~$15M in annualized net sales & growing
~$7M in annual net sales
1/2
1/23
2/13
3/6
3/27
4/17
5/8
5/29
6/19
7/10
7/31
8/21
9/11
10/2
10/23
TRx Volume
NRx Volume

Room to grow: Nascobal has an estimated 0.4% share of the IM B12 market (months of therapy)

Nascobal Growth Drivers:

- Large market (45M annual B12 injections) growing at 10%+ (MAT 09 vs 08)
- Demonstrated promotion responsiveness
- Sales force experience & frequency with targets
- New & expanded direct-to-patient and physician promotional initiatives
- New 2-week sample unit (expected mid-2010)
- Refill rate growth as patients refill RXs
- Potential reimbursement wins
- Broadened reach with launches of new products
- Potential of Nascobal
  - 4-5 times current market penetration
  - Approx. $80-100M annual peak sales (4 to 5 years)

Source: IMS NPA Audit

Operational Excellence

- **Leverage Par Pharmaceutical capabilities**
  - Dependable, high quality manufacturing
    - Par manufactures Megace ES and Nascobal
    - Advisory role to Monosol Rx and BioAlliance on the manufacture of Zuplenz and Oravig
  - Distribution and supply chain capabilities via Par Pharmaceutical
  - Intellectual Property and Formulations expertise informs Life Cycle Planning for Strativa products
  - Drug Safety and Pharmacovigilance
- **Interdisciplinary due diligence team**
  - Medical, Regulatory, Intellectual Property, Commercial, Finance, Compliance, Supply Chain, Manufacturing

Strativa: What to Look For in 2010-2012 and Beyond

2010 to 2012

Organic Growth Drivers:

- Continued growth of Nascobal: keeping pace to achieve peak sales potential
- FDA approval and launches of Zuplenz and Oravig
- Prescription growth of Zuplenz and Oravig on pace to achieve peak sales potential
- Gated, modest sales force expansion to support new launches
- Well-leveraged sales force supporting five promoted products, three of which are growth drivers

Additional Opportunities:

- Development progress of Optimer's fidaxomicin for clostridium difficile
  - Strativa owns royalty rights of 5% in US and 1.5% ex-US
- License and acquisition of late-stage assets and marketed products, including entrance into a new therapeutic platform

Beyond 2012

- Nascobal peak net sales of approximately $90M
- Zuplenz peak net sales of approximately $70M
- Oravig peak net sales of approximately $100M
- New products and platform(s) through BD&L and M&A

Q&A

Lawrence A. Kenyon:

EVP and CFO

Agenda

- Introduction of Team Members
- Current State of the Business
- 2010 Perspective
- Long Term Financial Outlook

Current State of the Business

Operating Results
($000s, except per share amounts)

	Three Months Ended,		Nine Months Ended,	
	Oct 3, 2009	Sept 27, 2008	Oct 3, 2009	Sept 27, 2008
Revenues	$294,802	$148,967	$902,838	$416,832
Gross Margin	$92,138	$51,462	$242,615	$126,091
Operating Expenses				
R&D	$6,458	$13,784	$19,567	$46,897
SG&A	$45,306	$30,664	$122,383	$98,701
Total Operating Expenses	$51,596	$49,040	$139,949	$150,190
Operating Income (loss)	$42,377	$4,622	$105,866	($19,774)
Net Income (loss)	$26,338	$475	$66,228	($19,309)
EPS (fully diluted)	**$0.76**	**$0.01**	**$1.95**	**($0.57)**



Current State of the Business

Balance Sheet Items
($000s)

	Oct 3, 2009	December 31, 2008
ASSETS		
Current Assets		
Cash, equivalents and available for sale securities	$210,453	$263,726
Accounts receivable, net	104,851	83,408
Inventories	75,361	42,504
Other	69,378	108,497
Total Current Assets	$460,043	$498,135
Non-current Assets	$283,667	$250,102
LIABILITIES		
Current Liabilities		
Current portion of long-term debt	$74,373	$130,141
Accounts payable	35,286	22,879
Payables due to partners	53,980	91,451
Other	53,766	50,202
Total Current Liabilities	$217,405	$294,673
Long-term debt, less current portion	-	-
Other Long-term Liabilities	$42,866	$41,581

Delivering Sustainable Earnings Growth for PRX


Capital Allocation & Financial Management
Entrepreneurial Business Development
Commercialization Excellence
Intelligent Product Selection
Operational Effectiveness
PAR PHARMACEUTICAL
strativa PHARMACEUTICALS
Pipeline Expansion
Product Launches
Optimized Assets
Diverse Product Portfolio
Reliable, Quality Manufacturing
Rational Expenditures
Sustainable Earnings Growth

Our Model Assumptions for 2010-2012

- **Impact of excess cash flow reinvestment not captured**
  - Operating expenses do include continued spending for generic R&D, legal and Strativa sales and marketing
  - At least $250 million free cash to be generated for potential reinvestment, BD and M&A
- **Realistic competition assumptions**
- **Potential new AG products not included**
- **Cost efficiencies from 2008 restructuring maintained**
  - Ongoing annual R&D spend ~ $30 million/yr (+ or – 10%), ex milestones
  - SG&A annual spend of ~ $180 million/yr relatively flat off of annualized Q309 actual



2010: Another Solid Year for PRX

- **Performance driven by:**
  - Continued success with key generic products
  - Base generic erosion rate 10-12%
  - Nascobal growth in addition to launch of two Strativa products
  - Cash generation of ~ $100 million
  - Operating expenses in line with current annualized run rate of ~ $210 million
    - R&D ~ $30 million (ex. milestones)
    - SG&A includes launch costs for two new Strativa products

Expected Gross Margin Contributions


20%
80%
32%
68%
43%
57%
47%
53%
2009
2010
2011
2012
Strativa
GRx

Expected Pre-Tax Operating Profit Contributions*



4%
30%
39%
100%
96%
70%
61%
2009
2010
2011
2012
Strativa
GRx

* Before corporate allocations

Expected Gross Margins


60%
50%
40%
30%
20%
10%
0%
2009
2010
2011
2012



Operating Expenses Under Control


$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
2009*
2010
2011
2012
R&D
SG&A

*Numbers in thousands, * Annualized off of 3Q09*

Expected Net Cash Balances



$ in millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009
2010
2011
2012



PRX Long Term Outlook

- **Both businesses providing significant contributions**
- **2010 – 2012 Total EPS at least $6.00**
  - YOY EPS Growth
  - EPS CAGR > 20%
- **Total operating expense run rate of approximately $210 million annually**
- **Generate > $250 million in free cash 2010 – 2012**
- **Ample resources to pursue additional BD and/or M&A opportunities to support continued EPS growth beyond 2012**

Q&A

Patrick G. LePore :

Chairman, Chief Executive Officer and President

Why Invest in PRX Today?

- **PRX is one company with two businesses positioned to deliver consistent and sustainable long term EPS growth**
- **Recent success provides foundation for at least $6.00 of total EPS in the 2010 – 2012 period, which does not include:**
  - potential acquisitions in either or both divisions, including products and/or companies
  - increased growth from Strativa business
  - longer market life for key generic products
  - new AG partnerships
  - Opportunistic generic business development deals
- **Continued execution on the model will produce results well beyond 2012**

Question & Answer

Q&A



Trademarks Mentioned

Trade Mark	Owner	Trade Mark	Owner
AndroGel®	Solvay Pharmaceuticals	Mycelex®	Bayer Pharmaceuticals
Crestor®	AstraZeneca	Nascobal®	Par Pharmaceutical Companies
Diastat®	Valeant Pharmaceuticals	Oravig®	Par Pharmaceutical Companies
Diflucan®	Pfizer	Risperdal ®	Johnson &Johnson
Eloxatin®	Sanofi Aventis	Rythmol SR®	Reliant Pharmaceuticals
Exforge®	Novartis Pharmaceuticals	Travatan® Z	Alcon
Imitrex ®	GlaxoSmithKline	Treximet®	GlaxoSmithKline
Lescol XL®	Novartis Pharmaceuticals	Zegerid OS®	Santarus Inc.
Loramyc®	Par Pharmaceutical Companies	Zegerid®	Santarus Inc.
Lotrel®	Novartis Pharmaceuticals	Zofran®	GlaxoSmithKline
Lovaza®	GlaxoSmithKline	Zuplenz®	Par Pharmaceutical Companies
Megace® ES	Bristol-Myers Squibb		